Filed with the Securities and Exchange Commission on October 28, 2009
1933 Act Registration File No. 333-17391
1940 Act File No. 811-07959

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 296	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 298	☒
(Check appropriate box or boxes.)

ADVISORS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Numbers, Including Area Code: (414) 765-6609

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:

Domenick Pugliese, Esq.
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022

As soon as practical after the effective date of this Registration Statement
Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

X	immediately upon filing pursuant to paragraph (b)
on (date) pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (date) pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note:  This Post-Effective Amendment No. 296 to the Registration Statement of Advisors Series Trust is being filed for the purpose of updating annual financial information, answering SEC Staff comments and conforming the McCarthy Multi-Cap Stock Fund’s Prospectus to the Summary Prospectus Rule as set forth in 17 CFR Parts 230, 232, 239, and 274.

A Series of Advisors Series Trust

Trading Symbol: MGAMX
Institutional Class

www.mgamx.com

Prospectus
October 28, 2009

The McCarthy Multi-Cap Stock Fund (the “Fund”) seeks long-term growth of capital.  The Fund pursues this objective by investing primarily in stocks.  The Fund’s investment advisor is McCarthy Group Advisors, L.L.C (the “Advisor”).

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

McCARTHY MULTI-CAP STOCK FUND

Summary Section

Investment Objective
The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.68%
Other Expenses	0.51%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses(2)	1.23%
Less: Fee Waiver(3)	-0.04%
Net Annual Fund Operating Expenses	1.19%
(1)	The Advisor’s management fee is 0.75% on the first $20 million of the Fund’s average daily net assets and 0.60% on average daily net assets over $20 million.
(2)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratio of Net Expenses to Average Net Assets:  Before Expense Reimbursement/Recoupment” provided in the “Financial Highlights” section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

(3)
The Advisor has contractually agreed to waive its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the Net Annual Fund Operating Expenses to 1.15% of the Fund’s average daily net assets.  The expense limitation will remain in effect indefinitely and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the expense limitation.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for 1 year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$121	$386	$672	$1,485

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to invest primarily in the stocks of domestic and foreign companies of any size, from larger, well-established companies to smaller companies.  Under normal market conditions, at least 80% of the Fund’s net assets will be invested in stocks. The Fund will not borrow for investment purposes.  The Advisor pursues the Fund’s objective by investing primarily in the stocks of companies that exhibit the potential for significant long-term appreciation.  The Fund may invest up to 50% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, including American Depositary Receipts.  The Fund may also invest in fixed-income obligations (i.e., U.S. Treasury and agency obligations, corporate debt securities and convertible bonds).  These securities will predominantly be rated at least “investment grade” by one of the nationally recognized statistical ratings organizations or, if unrated, determined by the Advisor to be of comparable quality.  The Fund may also invest up to 5% of its net assets in fixed-income securities rated below investment grade (“junk bonds” or “high-yield securities”).  Additionally, the Fund may invest in exchange-traded funds (“ETFs”).  The Advisor generally makes use of fundamental analytical techniques to determine which particular stocks to purchase and sell, and will consider the sale of securities from the Fund’s portfolio when the reasons for the original purchase no longer apply.

The Fund may also invest in Real Estate Investment Trusts (“REITs”).  The Fund will typically invest up to 5% of its net assets in REITs, but can invest a higher percentage in REITs if REIT valuations and fundamental prospects are compelling.  The Fund will not invest more than 20% of its net assets in REITs.

In addition, the Fund may use index options and individual stock options for various portfolio strategies.  At any one time, the combined value of options may be up to 5% of the Fund’s net assets.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:

•	Management Risk – If the Advisor’s investment strategies do not produce the expected results, the value of the Fund would decrease.
•	Market Risk – Either the stock market as a whole, or the value of an individual company, goes down resulting in a decrease in the value of the Fund.
•
Small and Medium-Sized Companies Risk – Investing in securities of small and medium-sized companies involves greater risk than investing in larger, more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
Foreign Securities Risk – Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.

•
Fixed-Income Securities Risk – Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Fund.  Fixed-income securities with longer maturities generally entail greater risk than those with shorter maturities.

•
High-Yield Securities Risk - The fixed-income securities held by the Fund that are rated below investment grade (i.e. “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
REIT Investment Risk – REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants.  Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects.  In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

•
Exchange-Traded Funds Risk – Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike open-end investment companies.

•	Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.

The Fund may be appropriate for investors who:

•	are pursuing a long-term investment horizon;
•	want to add an investment with growth potential to diversify their investment portfolio;
•	can accept the greater risks of investing in a portfolio with significant common stock holdings;
•	are not seeking regular income; or
•	are not pursuing short-term goals.

Performance
The following performance information provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for 1 and 5 years and since inception compare with those of a broad-based market index.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at http://www.mgamx.com/performance_data.html or by calling the Fund toll-free at 1-866-811-0228.

Calendar Year Total Returns as of December 31*

          *The Fund’s year-to-date total return as of September 30, 2009, was 27.04%.

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 23.00% for the quarter ended June 30, 2003, and its lowest calendar quarter return was -21.36% for the quarter ended December 31, 2008.

Average Annual Total Returns
(For the periods ended December 31, 2008)
	One Year	Five Years	Since Inception August 6, 2001
McCarthy Multi-Cap Stock Fund
Return Before Taxes	-31.86%	-2.33%	-1.20%
Return After Taxes on Distributions	-31.99%	-2.95%	-1.64%
Return After Taxes on Distributions and Sale of Fund Shares	-20.54%	-1.79%	-0.90%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-1.97%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In addition, the “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Advisor.  McCarthy Group Advisors, L.L.C. is the Fund’s investment advisor.

Portfolio Manager.  Mr. Richard L. Jarvis is currently and has been the portfolio manager for the Fund since its inception on August 6, 2001.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (McCarthy Multi-Cap Stock Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137), by wire transfer, by telephone at 1-866-811-0228, or through a financial intermediary.  Purchases and redemptions by telephone are only permitted if you previously established these options on your account.  The minimum initial investment in the Fund is $1,000.  The minimum subsequent investment in the Fund is $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objective, Principal Investment Strategies, Related Risks
and Disclosure of Portfolio Holdings

Investment Objective
The Fund seeks long-term growth of capital.  Of course, there can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
The Advisor pursues the Fund’s investment objective by investing primarily in the stocks of domestic and foreign companies that exhibit the potential for significant appreciation over the long-term.  The Advisor defines the long-term as a time horizon of at least five years.  Under normal market conditions, at least 80% of the Fund’s net assets will be invested in stocks.  The Fund will not borrow for investment purposes.  Should the Advisor determine that the Fund would benefit from reducing the percentage of assets invested in stocks from 80% to a lesser amount, the Fund will provide you with at least 60 days’ notice of such change.  The Fund emphasizes the purchase of stocks, including common stocks and preferred stocks.  Other equity securities that the Fund may invest in may include warrants, stock rights, tracking stocks, other equity securities that, in the Advisor’s opinion, offer the possibility of capital growth, as well as equity securities that have yet to be created.  The Fund may invest in companies of any size, from larger, well-established companies to smaller companies.

The Fund may invest up to 50% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, including American Depositary Receipts.

The Fund may also invest in equity and bond ETFs to gain exposure to certain sectors or industries.  Investments in equity ETFs are included in the Fund’s 80% investment in stocks.  Bond ETFs, however, would not be included for purposes of the 80% requirement.

The Advisor generally makes use of fundamental analytical techniques to determine the value of a company and then compares the value to the company’s current market price.  Companies that are trading at compelling discounts to the Advisor’s assessment of value become candidates for investment by the Fund.  The valuation techniques employed by the Advisor include, but are not limited to, discounted cash flow analysis and assessment of a company’s private market value.  In evaluating companies for purchase, the Advisor prefers companies that exhibit some or all of the following characteristics:

•	Generates high cash flow returns on investment;
•	Generates excess cash beyond operating needs;
•	Strong franchise or market niche;
•	Highly qualified management;
•	Management ownership of stock and a shareholder orientation; and
•	Consistency in following through on a clearly articulated business plan.

The Advisor will consider the sale of a security from the Fund’s portfolio when the reasons for the original purchase no longer apply.  Reasons for a sale include, but are not limited to:

•	A deterioration of a company’s fundamentals or changes in its industry;
•	A lack of confidence in a company’s management; and
•	A company’s market price rises to a level that does not provide adequate appreciation potential.

In pursuing the Fund’s investment objective, the Advisor may invest in fixed-income securities when, due to market conditions, the Advisor believes fixed-income securities provide a better risk/reward profile than stocks or other equity securities.  Fixed-income securities will primarily consist of obligations of the U.S. Government and its agencies.  The Advisor makes its purchase decisions by analyzing the credit quality of the debt issuer.  From time to time, the Advisor will invest in corporate debt obligations, including convertible bonds.  For corporate debt obligations, the Advisor analyzes interest coverage ratios, debt to equity ratios, cash flow characteristics and liquidation value of the bond issuer.  These factors are continually reviewed and, if not met consistently, a fixed-income holding will be considered for sale.  It is expected that fixed-income securities in the Fund’s portfolio will have an average maturity shorter than ten years.

The fixed-income securities held by the Fund will generally be rated at least “investment grade” by one or more nationally recognized statistical ratings organizations, such as Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.  Investment grade is a rating “BBB” or above by Standard & Poor’s Ratings Group or “Baa” or above by Moody’s Investors Service, Inc. The Advisor may also purchase fixed-income securities that are unrated but are believed by the Advisor to be comparable to investment grade.  However, up to 5% of the Fund’s net assets may be invested in fixed-income securities rated “BB” by the Standard & Poor’s Ratings Group or lower or, if unrated, of comparable quality.  Such lower rated securities, often referred to as “junk bonds,” may be considered speculative.

The Fund may also invest a portion of its assets in the stock of REITs.  The Fund will typically invest up to 5% of its net assets in REITs, but the Fund can invest up to 20% of its net assets in REITs if REIT valuations and fundamental prospects are compelling.  REITs can be characterized as equity REITs, mortgage REITs and hybrid REITs.  An equity REIT invests primarily in the fee ownership and other direct investments in land and buildings and derives its income primarily from rental income.  An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value.  A mortgage REIT invests primarily in mortgages secured by real estate, which may secure construction, development, mezzanine or long-term loans.  A mortgage REIT generally derives its income from interest payments on the credit it has extended.  A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. Please note that REIT dividends are taxed as ordinary income.

The Advisor may also purchase and write call and put options on securities and securities indices for hedging purposes.

The Advisor’s investment process anticipates a time horizon of three to five years when purchasing a stock or other equity security of a company.  There are no limits on portfolio turnover and the Advisor will sell portfolio holdings whenever the Advisor believes the sales would benefit the Fund.  It is possible that the Fund may have a higher rate of portfolio turnover.  A high rate of portfolio turnover is 100% or more.

The Fund may temporarily depart from its principal investment strategies by making short-term investments in cash and cash equivalents, such as certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term notes, or money market instruments in response to adverse market, economic or political conditions, or when the Fund experiences periods of heavy cash inflows from shareholders purchasing Fund shares.  This may result in the Fund not achieving its investment objective and the Fund’s performance may be negatively affected as a result.  To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Principal Risks of Investing in the Fund

Management Risk.  Management risk means that your investment in the Fund varies with the success or failure of the Advisor’s investment strategies and the Advisor’s research, analysis and security selection decisions.  If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Market Risk.  The value of a share of the Fund - its “net asset value” per share or “NAV” per share - depends upon the market value of all of the Fund’s investments.  The principal risk of investing in the Fund is that the market value of securities held by the Fund will move up and down.  These up and down fluctuations, which can occur rapidly and unpredictably, may cause the Fund’s investments to be worth less than the price originally paid, or less than they were worth at an earlier time; this in turn will affect the Fund’s NAV.  Market risk may affect a single company, industry, sector of the economy or the market as a whole.  Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks.  In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  These market conditions add significantly to the risk of short-term volatility of the Fund.

Small and Medium-Sized Companies Risk.  Investing in securities of small and medium-sized companies may involve greater risk than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies.  Small companies may have limited product lines, or limited market or financial resources and their management may be dependent on a limited number of key individuals.  Securities of these companies may have limited market liquidity and their prices may be more volatile.

Foreign Securities Risk.  The Fund may invest in foreign securities, which may be subject to special risks.  The Fund’s returns and NAV may be affected by several factors.

Foreign securities are also subject to higher political, social and economic risks.  These risks include, but are not limited to, a downturn in the country’s economy, excessive taxation, political instability, and expropriation of assets by foreign governments.  Compared to the U.S., foreign governments and markets often have less stringent accounting, disclosure, and financial reporting requirements.

Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than the U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.  The exchange rates between the U.S. dollar and foreign currencies might fluctuate, which could negatively affect the value of the Fund’s investments.

Fixed-Income Securities Risk.  The market value of fixed-income securities is sensitive to prevailing interest rates.  In general, when interest rates rise, the fixed-income security’s market value declines and when interest rates decline, its value rises.  Normally, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of the security.  In addition, changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness affect the market value of fixed-income securities of that issuer.

ETF Investment Risk.  ETFs are investment companies that are bought and sold on a national securities exchange.  To the extent that the Fund invests in equity and bond ETFs, there will be some duplication of expenses because the Fund would bear its pro rata portion of such funds’ management fees and operational expenses.  Because the Fund invests in equity and bond ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact the Fund’s ability to sell its shares.  The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities.  ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.  In addition, there are brokerage commissions paid in connection with buying or selling ETF shares.

High-Yield Securities Risk.  Fixed-income securities receiving below investment grade ratings (i.e., “junk bonds”) may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances.  High-yield, high risk, and lower-rated securities are subject to additional risk factors, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities.  These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding.  In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or, a higher profile default.

REIT Investment Risk.  Some of the risks of equity, mortgage and hybrid REITs are that their performance depends on how well the REIT’s properties or mortgage portfolios are managed.  An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties.  Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned.  A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management.  A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows.  A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders.  Accordingly, mortgage REITs may be affected by the quality of any credit extended.  In addition, the Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate value or fluctuations in rental income caused by a variety of factors, including, among other things, increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.

Options Risk.  Options transactions involve certain risks.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between those markets.  A given hedging transaction may not achieve its objectives, resulting in possible losses.  Decisions as to whether and when to use options involve the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.  Options markets may not be liquid in all circumstances and the Fund may not be able to complete or neutralize an options transaction in the manner desired. Covered call options enhance Fund income by the generation of premiums upon the sale of the options, but may result in the Fund’s losing the benefit of a portion of the appreciation in the underlying equity security to the extent the value increases to an amount in excess of the option exercise price.

Call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain or loss. Options on indices may be governed by Internal Revenue Code Section 1256 and are treated partly as a long-term gain or loss (60% of the gain or loss) and partly as a short-term gain or loss (40% of the gain or loss).

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (the “SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The Annual and Semi-Annual Reports are available by contacting the McCarthy Multi-Cap Stock Fund c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or calling 1-866-811-0228, on the Fund’s website at www.mgamx.com, and on the Securities and Exchange Commission’s (the “SEC’s”) website at www.sec.gov.

Management of the Fund

Investment Advisor
McCarthy Group Advisors, L.L.C.(“McCarthy Group Advisors”) is the investment advisor to the Fund.  The Advisor’s address is 1125 South 103rd Street, Suite 580, Omaha, Nebraska, 68124.  The Advisor is a subsidiary of MGA Holdings, LLC, an asset management holding company based in Nebraska.  McCarthy Group Advisors acquired the business of the Fund’s previous investment advisor, McCarthy Group Asset Management, Inc. (“MGAM”), and retained MGAM’s key investment personnel. MGAM was advisor to the Fund from the Fund’s inception through July 2004.  McCarthy Group Advisors has been the Fund’s Advisor since August 2004.  As of September 30, 2009, the Advisor’s assets under management were approximately $980 million.

The Advisor is ultimately responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies.  The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement.  For its services, the Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 0.75% on the Fund’s average daily net assets up to $20 million, and 0.60% on the Fund’s average daily net assets over $20 million.  For the fiscal year ended June 30, 2009, the Advisor received advisory fees (net of any waivers) of 0.64% of the Fund’s average daily net assets.

A discussion regarding the basis of the Board’s approval of the Investment Advisory Agreement is available in the Fund’s Semi-Annual Report to shareholders for the most recent fiscal period ended December 31.

Portfolio Manager
Mr. Richard L. Jarvis is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Jarvis owns a minority interest in MGA Holdings, LLC.  Mr. Jarvis was the Founder of MGAM, the predecessor to the current advisor, McCarthy Group Advisors, LLC, and is the Chief Investment Officer of the Fund.  He was associated with MGAM since its inception in 1987 where he managed public and private accounts. Mr. Jarvis currently serves on the Board of Directors of MGA Holdings, Inc. and is an indirect owner of the Advisor.  Mr. Jarvis serves as the Chief Investment Officer of the Advisor and has been portfolio manager for the McCarthy Multi-Cap Stock Fund since its inception.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and his ownership of securities in the Fund.

Fund Expenses
The Fund is responsible for its own operating expenses.  However, the Advisor has contractually agreed to waive its management fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses for shares of the Fund to 1.15% of the Fund’s average daily net assets.  The term of the Fund’s operating expense limitation agreement is indefinite and it can only be terminated upon a vote of the Board.  Any reduction in management fees or payment of expenses made by the Advisor may be recouped by the Advisor in subsequent fiscal years if the Advisor so requests.  The Advisor is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid.  Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to any recoupment of fees and/or expenses.  This recoupment may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the expense limitation.

Shareholder Services

Obtaining Account Information
For additional information regarding your Fund account, please call 1-866-811-0228 between the hours of 8:30 a.m. and 6:00 p.m., Eastern time.  Please note that this service is only for inquiries regarding your Fund account and not for the purchase or sale of Fund shares.

How to Buy Shares
The minimum initial investment in the Fund is $1,000.  The minimum subsequent investment in the Fund is $100.  The minimum investment requirements may be waived from time to time by the Fund.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s Transfer Agent, Gemini Fund Services, LLC, will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Policy.  As requested on the application, you should provide your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-866-811-0228 if you need additional assistance when completing your application.

You may purchase shares of the Fund by check, telephone or wire payment.

By Check
All purchases by check must be in U.S. dollars.  Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer.  Checks should be made payable to “McCarthy Multi-Cap Stock Fund.”  The Fund will not accept payment in cash, including cashier’s check or money order.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled.  A charge may be imposed if your check does not clear.  The Fund is not required to issue share certificates and its shares are not registered for sale outside of the United States.  The Fund reserves the right to reject any purchase in whole or in part.

If you are making an initial investment in the Fund, simply complete the account application included with this Prospectus and mail or overnight deliver (such as FedEx) it with a check (made payable to “McCarthy Multi-Cap Stock Fund”) to:

McCarthy Multi-Cap Stock Fund
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137

If you are making a subsequent purchase, please include the stub attached to the account statement you receive after each transaction.  Detach the stub from the statement and mail it together with a check made payable to “McCarthy Multi-Cap Stock Fund” in the envelope provided with your statement to the address noted above.  Your account number should be written on the check.

NOTE:	The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By Telephone
If you have completed the “Telephone Options” section of the Account Application and your account has been open for at least 15 days, you may purchase additional shares of the Fund by calling toll free at 1-866-811-0228.  Telephone orders will be processed via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase by telephone.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone purchase transactions.  If your order is received prior to 4:00 p.m., Eastern time on a day when the NYSE is open, shares will be purchased at the NAV next calculated on that day.  For security reasons, requests by telephone may be recorded.

When you establish telephone privileges, you are authorizing the Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your account application.  Such persons may request that the shares in your account be redeemed.

Before executing an instruction received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  These procedures may include recording the telephone call and asking the caller for a form of personal identification.  If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone purchase or redemption request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.

By Wire
If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application.  You can mail or overnight deliver your account application to the Transfer Agent at the above address.  Upon receipt of your completed account application, the Transfer Agent will establish an account for you.  Once your account is established, you may instruct your bank to send the wire payment.  Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire.  Please call the Transfer Agent at 1-866-811-0228 to obtain wiring instructions.

If you are making a subsequent purchase, your bank should wire funds as indicated above.  Before each wire purchase, you should be sure to notify the Transfer Agent.  It is essential that your bank include complete information about your account in all wire transactions.  If you have questions about how to invest by wire payment, you may call the Transfer Agent.  Your bank may charge you a fee for sending a wire payment to the Fund.

You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares.  When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund.  The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records.  The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services.  The broker (or its agent) may charge you a fee for handling your order.  The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus.

Automatic Investment Plan
You may make regular monthly investments in the Fund using the Automatic Investment Plan. In order to participate in the Automatic Investment Plan, your financial institution must be an Automated Clearing House (“ACH”) member.  An ACH debit is drawn electronically against your account at a financial institution of your choice.  Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the next calculated NAV per share. There is no charge by the Fund for this service.  The Fund may terminate or modify this privilege at any time.  You may terminate or modify your participation by notifying the Transfer Agent at least five days prior to the effective date.  Once the initial minimum investment of $1,000 for regular accounts and individual retirement accounts (“IRAs”) is made, the subsequent minimum monthly investment amount is $100.  A request to change bank information will require a Medallion signature guarantee.  Additionally, the Transfer Agent will charge a $25 fee for any payment returned as unpaid.  To establish the Automatic Investment Plan, an investor must complete the appropriate sections of the account application form.  For additional information on the Automatic Investment Plan, please call the Transfer Agent at 1-866-811-0228.

Retirement Plans
The Fund offers an IRA plan.  You may obtain information about opening an IRA account by calling 1-866-811-0228.  If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your financial intermediary.

How to Sell Shares
You may sell (redeem) your Fund shares on any day the Fund and the New York Stock Exchange (“NYSE”) are open for business either directly to the Fund or through your financial intermediary.

In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent.  You should provide your account number and state whether you want all or some of your shares redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration.  You should send your redemption request to:

McCarthy Multi-Cap Stock Fund
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137

By Telephone
If you complete the Telephone Options portion of the account application, you may redeem all or some of your shares by calling the Transfer Agent at 1-866-811-0228 before the close of trading on the NYSE.  This is normally 4:00 p.m., Eastern time.  Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account.  If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application.  The minimum amount that may be wired is $1,000.  Wire charges, if any, will be deducted from your redemption proceeds.  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 15 days before the redemption request.  If you have a retirement account, you may not redeem your shares by telephone.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-866-811-0228 for instructions.

You may encounter higher than usual call wait times during periods of high market activity.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form.  If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed account application is received by the Fund.  If you did not purchase your shares with a certified check or wire payment, the Fund may delay payment of your redemption proceeds for up to 15 days from purchase or until your check has cleared, whichever occurs first.

The Fund may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made.  This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts.  You will be notified that the value of your account is less than $1,000 before the Fund makes an involuntary redemption.  You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action.

Medallion Signature Guarantees
A Medallion signature guarantee of each shareholder is required to redeem shares in the following situations:

•	If you change ownership on your account;
•	When you want the redemption proceeds sent to a different address than that registered on the account;
•	If the proceeds are to be made payable to someone other than the account’s owner(s);
•	Any redemption transmitted by federal wire transfer to a bank other than your bank of record;
•	If a change of address request has been received by the Transfer Agent within the last 15 days; and
•	For all redemptions over $100,000 from any shareholder account.

A Medallion signature guarantee assures that a signature is genuine.  The Medallion signature guarantee protects shareholders from unauthorized account transfers.  The following institutions may guarantee signatures:  banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of national securities exchanges.  Call your financial institution to see if they have the ability to guarantee a signature.  A Medallion signature guarantee cannot be provided by a notary public.

Systematic Withdrawal Plan (“SWP”)
As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan.  Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis.  In order to participate in the SWP, your account balance must be at least $10,000 and each withdrawal amount must be for a minimum of $100.  If you elect this method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account.  The SWP may be terminated at any time by the Fund.  You may also elect to terminate your participation in the SWP at any time by writing to the Transfer Agent at:

McCarthy Multi-Cap Stock Fund
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish a SWP, an investor must complete the appropriate sections of the account application form.  For additional information on the SWP, please call the Transfer Agent at 1-866-811-0228.

Redemption “In-Kind”
The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”).  It is not expected that the Fund would do so except during unusual market conditions.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Pricing of Fund Shares
Shares of the Fund are sold at NAV per share, which is calculated for the Fund as of the close of regular trading (generally, 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The NYSE is closed on weekends and most national holidays.  The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced at the next NAV per share calculated after receipt of such requests.  The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities.  NAV per share is determined by dividing NAV by the number of shares outstanding.  The NAV takes into account the expenses and fees of the Fund, including management, fund accounting and fund administration fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund’s securities are accurately priced.  The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale.  Therefore, if a shareholder purchases or redeems shares in the Fund when it holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Advisor anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

Distributor
Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the distributor for the shares of the Fund (“Distributor”).  The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”).  Shares of the Fund are offered on a continuous basis.

Tools to Combat Frequent Transactions

The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performances. The Fund’s Board has developed and approved a market timing policy which takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading activity and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.

Monitoring Trading Practices
The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus, accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Distributor on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

Fair Value Pricing
The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor to the Fund does not represent the security's fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  Fair value pricing may be applied to non-U.S. securities.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Advisor believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed-income securities that have gone into default and for which there is not a current market value quotation.

Dividends and Distributions

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; (2) receive all dividends and distributions in cash; or (3) reinvest dividends and receive capital gain distributions in cash.  If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution.  Dividends and distributions will be taxable whether paid in cash or reinvested in additional shares.

Tax Matters

The Fund intends to make distributions of dividends and capital gains. In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income, or under current law as, qualified dividend income, or capital gain.  Dividends are taxable to you as ordinary income or qualified dividend income.  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund distributions of long-term capital gains are taxable as long-term capital gain no matter how long you owned your shares.  A portion of the income dividends paid to you by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates under current law.  There is no requirement that the Fund take into consideration any tax implication when implementing its investment strategy.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Please note that REIT dividends (and Fund dividends attributable thereto) are generally taxed as ordinary income.  REITs may distribute capital gains.  Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined.

Each year, you will receive a statement that shows the tax status of distributions you received the previous year.  Distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

If you redeem your Fund shares, part of your redemption proceeds may represent your allocable share of the distributions made by the Fund relating to that tax year.  You will be informed annually of the amount and nature of the Fund’s distributions.  If you sell your Fund shares, it is considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Fund.

General Transaction Policies
Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

•	Vary or waive any minimum investment requirement;
•	Refuse, change, discontinue, or temporarily suspend account services, including telephone purchase or redemption privileges, for any reason;
•
Reject any purchase request for any reason.  Generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);

•
Redeem all shares in your account if your balance falls below the Fund’s minimum initial investment requirement due to redemption activity.  If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

•	Delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund; and
•	Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Your financial intermediary may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your financial intermediary for details.

Index Description

The S&P 500® Index is an unmanaged market value weighted index of 500 stocks designed to represent the broad domestic economy.  The figures above reflect all dividends reinvested.  You cannot invest directly in an index.  The Fund does not limit its investments to stocks included in the S&P 500® Index.

Financial Highlights

The financial highlights table below is intended to help you understand the financial performance of the Institutional Class of shares of the Fund for the past five fiscal years ended June 30.  Certain information reflects the financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.  This information has been audited by the Fund’s independent registered public accounting firm, Tait, Weller and Baker LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report dated June 30, 2009, which is available free of charge upon request.

McCarthy Multi-Cap Stock Fund

For a Fund share outstanding throughout the year
	Years Ended June 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of year	$10.30	$12.51	$11.54	$11.46		$10.54

Income from investment operations:
Net investment income/(loss)	0.04	0.02	0.06	(0.01)		(0.03)
Net realized and unrealized gain/(loss) on investments and option contracts written	(2.11)	(1.07)	1.47	0.73		0.95

Total from investment operations	(2.07)	(1.05)	1.53	0.72		0.92

Less distributions to shareholders:
From net investment income	(0.02)	(0.05)	(0.02)	--		--
From net realized gain on investments and option contracts written	(0.07)	(1.11)	(0.54)	(0.64)		--

Total distributions	(0.09)	(1.16)	(0.56)	(0.64)		--

Net asset value, end of year	$8.14	$10.30	$12.51	$11.54		$11.46

Total return	-19.95%	-8.87%	13.51%	6.18%		8.73%

Supplemental data and ratios:
Net assets, end of year (in millions)	$41.6	$36.9	$44.7	$39.6		$35.0
Ratio of net expenses to average net assets:
Before expense reimbursement/recoupment	1.19%	1.15%	1.11%	1.43%		1.47%
After expense reimbursement/ recoupment	1.15%	1.15%	1.15%	1.22	%1	1.25%
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement/recoupment	0.61%	0.19%	0.57%	(0.26%)		(0.53)%
After expense reimbursement/recoupment	0.65%	0.19%	0.53%	(0.05	%)1	(0.31)%
Portfolio turnover rate	100%	104%	62%	75%		61%

1	Effective April 6, 2006, the Advisor contractually agreed to lower the net annual operating expense limit to 1.15%.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with unaffiliated third parties.

THIS PAGE IS NOT A PART OF THE PROSPECTUS

PN-1

McCarthy Multi-Cap Stock Fund
a series of Advisors Series Trust

For investors who want more information about the Fund, the following documents are available free upon request:

Annual and Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders (collectively, the “Shareholder Reports”).  The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can obtain free copies of the Shareholder Reports and the SAI on the Fund’s website at www.mgamx.com and by contacting the Fund at the address or telephone number below.  Also, you can request other information and discuss your questions about the Fund by contacting the Fund at:

McCarthy Multi-Cap Stock Fund
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137
Telephone: 1-866-811-0228
www.mgamx.com

You can review and copy information including the Shareholder Reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov, or
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act
file number is 811-07959.)

STATEMENT OF ADDITIONAL INFORMATION
October 28, 2009

McCarthy Multi-Cap Stock Fund
Trading Symbol: MGAMX

A Series of Advisors Series Trust

615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-811-0228

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated October 28, 2009, as may be revised, of the Institutional Class shares of the  McCarthy Multi-Cap Stock Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”).  McCarthy Group Advisors, L.L.C. (the “Advisor”) is the Fund’s investment advisor.  A copy of the Fund’s Prospectus is available by calling the number listed above.

The Fund’s financial statements for the fiscal year ended June 30, 2009 are contained in the Fund’s Annual Report dated June 30, 2009 and incorporated by reference into this SAI.  A copy of the Annual Report and the Fund’s Prospectus may be obtained without charge by calling or writing the Fund as shown above or by visiting the Fund’s website at www.mgamx.com.

THE TRUST

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on October 3, 1996, and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.  The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be issued in any number of series.  The Trust consists of various series that represent separate investment portfolios.  The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Fund.

Registration with the SEC does not involve supervision of the management or policies of the Fund.  The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

The McCarthy Fund commenced operations on August 6, 2001 as a series of the Trust for Investment Managers (the “Predecessor Fund”).  On June 7, 2002, the Predecessor Fund reorganized into the Fund, a newly formed series of the Trust.  In September 2004, the Fund changed its name from the McCarthy Fund to the McCarthy Multi-Cap Stock Fund.

INVESTMENT POLICIES

The Fund is diversified (see fundamental investment restriction No. 7 under “Investment Restrictions”).  Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security.  This means that, as to 75% of its total assets, (1) no more than 5% may be invested in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer.  However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets.  If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.  Then the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal securities laws.

The following paragraphs provide more detail regarding the Fund’s investment policies and the associated risks identified in the Fund’s Prospectus.

Percentage Limitations.  Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset.  Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy.  If this happens the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below:

Equity Securities.  Common stocks, preferred stocks, convertible securities and warrants are examples of equity securities in which the Fund may invest.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day.  Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

The economic crisis that began to unfold in 2007 continues to manifest itself in nearly all areas of the U.S. economy and has caused dramatic volatility in the financial markets, as well as a significant decrease in the value of many financial institutions, including, in general, a decrease in the value of stocks and bonds.  The U.S. government has taken a number of measures to attempt to restore stability to the financial markets and to promote economic recovery.  The measures have included various programs to stimulate economic activity, to reform regulatory oversight, to advance various social goals and to provide relief to businesses and individuals suffering from the effects of the economic crisis.  There is no guarantee that any of these programs or other efforts will be successful and therefore there is no guarantee that the financial markets or stock and bond values will stabilize in the near future.

Common Stock. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid before any payments are made to the Fund as a holder of common stock.  It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond.  Unlike common stock, a preferred stock’s participation in the issuer’s growth may be limited.  Although the dividend is set at a fixed annual rate, it is subject to the risk that the dividend can be changed or omitted by the issuer.

Convertible Securities. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock.  However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Warrants.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend.  In addition to the general risks associated with equity securities discussed above, investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Small and Medium-Sized Companies.  To the extent the Fund invests in the equity securities of small and medium-sized companies, it will be exposed to the risks of smaller sized companies.  Small and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies.  Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group.  In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Investment Companies.  The Fund may invest in shares of other registered investment companies including exchange-traded funds (“ETFs”), money market funds and other mutual funds, in pursuit of its investment objective subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”).  This may include investment in money market mutual funds in connection with the Fund’s management of daily cash positions.  Investments in the securities of other registered investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund.  There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

In accordance with Section 12(d)(1)(F) and 12d1-3, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in rule 2830 of the Conduct Rules of the NASD applicable to a fund of funds (i.e., 8.5%).

Exchange-Traded Funds.  ETFs are open-end investment companies whose shares are listed on a national securities exchange.  An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock.  Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company.  In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above.  To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries.  The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value (“NAV”) per share.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price.  ETF shares historically have tended to trade at or near their NAV per share, but there is no guarantee that they will continue to do so.  Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF.  The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Borrowing.   As permitted under the 1940 Act, the Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts not to exceed at any time 33 1/3% of the value of its total assets at the time of such borrowings.  The Fund will not borrow for investment purposes.  The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Repurchase Agreements.  The Fund may enter into repurchase agreements.  Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase.  In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself.  Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with U.S. Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration.  The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.  The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement.  It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or a decline in price of the U.S. Government security.  If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.  However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian.  If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Real Estate Investment Trusts.  The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.  Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors.  Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

The Fund may invest in Real Estate Investment Trusts (“REITs”).  REITs are companies that develop, own or finance real estate.  Most specialize in commercial property like apartments, offices, malls, clinics and warehouses.  Some REITs specialize in a city or region.  Some REITs finance real estate transactions by making loans or buying mortgages.

A REIT is a corporation or a business trust that would otherwise be taxed as a corporation.  REITs are often divided into three categories: equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings.  Rental income is the main source of income for equity REITs.  An equity REIT may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans.  A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  Under normal circumstances, a majority of the Fund’s REIT investments will be in the securities of equity REITs.

Risks Relating to REITs.  REITs may be affected by changes in the value of their underlying properties or portfolio of mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing or owning a limited number of projects.  In certain cases, the organizational documents of a REIT may grant the REIT’s sponsors the right to exercise control over the operations of the REIT even though the sponsor owns only a minority share; or a conflict of interest (for example, the desire to postpone certain taxable events) could influence a sponsor to not act in the best interests of the REIT’s shareholders.  The organizational documents of many REITs also contain various anti-takeover provisions that could have the effect of delaying or preventing a transaction or change in control of the REIT that might involve a premium price for the REIT’s shares or otherwise may not be in the best interests of the REIT’s shareholders.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT or a real estate operating company may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Illiquid Securities.  The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.  Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund’s books.  The Advisor will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.  If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Restricted Securities.  The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market.  The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”).  The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Foreign Securities.  The Fund may invest up to 50% of its net assets in securities of foreign issuers (“foreign securities”) that are publicly traded in the United States, including American Depositary Receipts (“ADRs”), and on foreign exchanges.  In addition to ADRs, foreign securities include U.S. dollar-denominated foreign securities and securities of companies incorporated outside the U.S.

American Depositary Receipts.  ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets.  These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution.  Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Risks of Investing in Foreign Securities.  Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and diversification and balance of payments position.  The internal politics of some foreign countries may not be as stable as those of the United States.  Governments in some foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are affected by the trade policies and economic conditions of their trading partners.  If these trading partners enacted protectionist trade legislation, it could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  The Fund will invest only in securities denominated in U.S. dollars.  For this reason, the value of the Fund’s assets may not be subject to risks associated with variations in the value of foreign currencies relative to the U.S. dollar to the same extent as might otherwise be the case.  Changes in the value of foreign currencies against the U.S. dollar may, however, affect the value of the assets and/or income of foreign companies whose U.S. dollar denominated securities are held by the Fund.  Such companies may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes.  The interest and dividends payable to the Fund on certain of the Fund’s foreign securities may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to Fund shareholders. The Fund may not be eligible to pass through to its shareholders any tax credits or deductions with respect to such foreign taxes or withholding.

Emerging Markets.  In addition, the Fund may invest in foreign securities of companies that are located in developing or emerging markets.  Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability.  Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets.  Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents.  Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede the Fund’s ability to obtain possession of its assets.  As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Dividends and interest payable on the Fund’s foreign securities may be subject to foreign withholding tax.  The Fund may also be subject to foreign taxes on its trading profits.  Some countries may also impose a transfer or stamp duty on certain securities transactions.  The imposition of these taxes will increase the cost to the Fund of investing in those countries that impose these taxes.  To the extent such taxes are not offset by credits or deductions available to shareholders in the Fund under U.S. tax law, they will reduce the net return to the Fund’s shareholders. Based on the principal investment strategies of the Fund, it is not expected that the Fund will be eligible to pass through to its shareholders any credits or deductions against their U.S. federal income tax with respect to any foreign withholding taxes paid by the Fund.

To the extent the Fund invests in securities denominated in foreign currencies, the Fund will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency.  Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies.  In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting the Fund to the risk of fluctuating currency exchange rates pending settlement.

Options on Securities.  The Fund may purchase and write call and put options on securities and securities indices.

Call Options. The Fund may write (sell) covered call options to a limited extent, up to 5% of net assets, on its portfolio securities (“covered options”) in an attempt to enhance gain and protect the Fund from downside market risk.  The Fund may write (sell) call options on individual stocks to protect against possible price declines in the securities held or to extend a holding period to achieve long-term capital gain status.  Another strategy employed uses Index Options.  The Fund strategy for Index Options utilizes a zero-cost index collar.  This strategy involves the sale of out-of-the-money call options on a broad index, such as the S&P 500® Index, and the simultaneous purchase of out-of-the-money put options on the same index.  The premium received on the call option sold pays for the premium paid on the put options purchased.  The strategy is used when the stock market is thought to be over-valued and we want to protect the Fund from downside risk without selling securities.  The strategy is useful as it allows participation in a rising market (although the gain is capped) while protecting from downside risk beyond a certain level.

When the Fund writes a covered call option, it gives the purchaser of the option the right, upon exercise of the option, to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period, generally ranging up to nine months.  If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the “premium”).  If the call option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price.  By writing a covered option, the Fund forgoes, in exchange for the premium less the commission (“net premium”) the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

The Fund may terminate its obligation as writer of a call option by purchasing an option with the same exercise price and expiration date as the option previously written.  This transaction is called a “closing purchase transaction.”

Closing sale transactions enable the Fund immediately to realize gains or minimize losses on its option positions.  There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist.  If the Fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to terminate its obligations or minimize its losses under such options prior to their expiration.  If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the option in order to realize any profit.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Put Options. The Fund also may write and purchase put options (“puts”). The Fund may purchase covered “put” options with respect to securities which are otherwise eligible for purchase by the Fund, not in excess of 5% of the Fund’s total net assets.  The Fund will engage in trading of such derivative securities for hedging and speculative purposes.

If the Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options).  Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security.  The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement.  If the Fund is holding a security which the Advisor feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving the Fund the right to sell such security at a certain strike price throughout the term of the option.  Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put.  The difference between the put’s strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security.  If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs.  If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

When the Fund writes a put, they receive a premium and give the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period.  If the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date.  The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one they have written.  Similarly, the Fund may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

Options on Securities Indices.  The Fund may write (sell) covered call options on securities indices in an attempt to increase gain.  A securities index option written by the Fund would obligate it, upon exercise of the options, to pay a cash settlement, rather than to deliver actual securities, to the option holder.  Although the Fund will not ordinarily own all of the securities comprising the stock indices on which it writes call options, such options will usually be written on those indices which correspond most closely to the composition of the Fund’s portfolio.  As with the writing of covered call options on securities, the Fund will realize a gain in the amount of the premium received upon writing an option if the value of the underlying index increases above the exercise price and the option is exercised, the Fund will be required to pay a cash settlement that may exceed the amount of the premium received by the Fund.  The Fund may purchase call options in order to terminate its obligations under call options it has written.

The Fund may purchase and/or write (sell) call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund’s securities or securities the Fund intends to buy.  Securities index options will not be purchased or sold for speculative purposes.  Unlike an option on securities, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right, upon the exercise of the option, to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities included in the index.  For example, some securities index options are based on a broad market index such as the Standard & Poor’s 500® Index or the Value Line Composite Index, or a narrower market index such as the Standard & Poor’s 100® Index.  Indices may also be based on industry or market segments.

The Fund may purchase put options in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of the Fund’s portfolio securities.  If the Fund purchases a put option on a stock index, the amount of payment it receives on exercising the option depends on the extent of any decline in the level of the stock index below the exercise price.  Such payments would tend to offset a decline in the value of the Fund’s portfolio securities.  If, however, the level of the stock index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs.  Such loss may be partially offset by an increase in the value of the Fund’s portfolio securities.  The Fund may write put options on stock indices in order to close out positions in stock index put options which it has purchased.

The Fund may purchase call options on stock indices in order to participate in an anticipated increase in stock market prices or to lock in a favorable price on securities that it intends to buy in the future.  If the Fund purchases a call option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the stock index above the exercise price.  Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks.  Such payments may also offset increases in the price of stocks that the Fund intends to purchase.  If, however, the level of the stock index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs.  Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.  The Fund may write call options on stock indices in order to close out positions in stock index call options that it has purchased.

The effectiveness of hedging through the purchase of options on securities indices will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected stock index.  Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the stock indices on which the options are available.  In addition, the purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

The use of hedging strategies, such as writing (selling) and purchasing options on indices involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Options on indices may be governed by Section 1256 of the Internal Revenue Code of 1986, as amended (the “Code”) and are treated partly as a long-term gain or loss (60% of the gain or loss) and partly as a short-term gain or loss (40% of the gain or loss).

Corporate Debt Securities.  The Fund may invest up to 10% of its net assets in fixed-income securities rated at least “investment grade” by one or more recognized statistical ratings organizations, such as Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”).  However, up to 5% of the Fund’s net assets may be invested in debt securities rated below investment grade.  Bonds rated below BBB by S&P or Baa by Moody’s, commonly referred to as “junk bonds,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds.  Lower-rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates.  The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security.  If a security’s rating is reduced while it is held by the Fund, the Advisor will consider whether the Fund should continue to hold the security but is not required to dispose of it.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates.  The ratings for corporate debt securities are described in Appendix A.

Mortgage-Related Securities.  The Fund may invest in mortgage-related securities.  The residential mortgage market in the United States recently has experience difficulties that may adversely affect the performance and market value of the Fund’s mortgage-related investments.  Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increase recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy.  Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have cause limited liability in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.  It is possible that such limited liquidity in such secondary markets could continue or worsen.

These securities include mortgage pass-through securities, which represent interests in pools of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).  Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal.  Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”)), or by agencies and instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations).  Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities.  Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually.  CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA.  CMOs are structured into multiple classes, with each class bearing a different stated maturity.  Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  Other mortgage-related securities include those that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest.  Certain of these government interest-only and principal-only fixed mortgage-backed securities may be considered liquid under guidelines to be established by the Board, if, under such procedures, they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.  Any interest-only and principal-only securities not determined to be liquid under these guidelines will be subject to the Fund’s limitations on illiquid securities as set forth under “Illiquid Securities,” above.

As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed to be the Conservator of the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association for an indefinite period.  In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent.  During the Conservatorship, each entity’s obligations are expected to be paid in the normal course of business.  Although no express guarantee exists for the debt or mortgage-backed securities issued by the entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of the entities to meet their obligations.

Short Sales.  The Fund is authorized to make short sales of securities.  In a short sale, the Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security.  To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  The Fund is said to have a “short position” in the securities sold until it delivers them to the broker.  The period during which the Fund has a short position can range from as little as one day to more than a year.  Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan.  To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by the Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique.  Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale.  Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Short-Term and Temporary Investments.  The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are nonnegotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.  The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality.  These rating symbols are described in Appendix B.

INVESTMENT RESTRICTIONS

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.
Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies; and (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.
(a) Borrow money, except as stated in the Prospectus and this SAI.  Any such borrowing will be made only if thereafter there is an asset coverage of at least 300% of all borrowings; or (b) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

3.
Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities.  (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities).

4.
Purchase or sell real estate, commodities or commodity contracts.  (As a matter of operating policy, the Board may authorize the Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders).

5.
Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry.  (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

6.
Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, forward or repurchase transactions.

7.
With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer.  (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote.  The Fund may not:

1.	Invest in any issuer for purposes of exercising control or management.

2.	Invest in securities of other investment companies except as permitted under the 1940 Act.

3.
Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

With respect to fundamental investment restriction No. 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its total assets.

Except with respect to borrowing and illiquid securities, if a percentage restriction described in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

TRUSTEES AND EXECUTIVE OFFICERS

The overall management of the business and affairs of the Trust is vested with its Board.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent, each as defined below.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and officers of the Trust, their ages, birth dates, positions with the Trust, term of office with the Trust and length of time served, their business addresses, principal occupations during the past five years and other directorships held are set forth in the following table.  Unless noted otherwise, each person has held the position listed for a minimum of five years.

Independent Trustees(1)
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held

Michael D. LeRoy (age 62, dob 8/14/1947) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since December 2008.	President, Crown Capital Advisors, LLC (financial consulting firm) (2000 to present).	1	Director, Wedbush Bank.

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held

Donald E. O’Connor (age 73, dob 6/18/1936) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	1	Trustee, The Forward Funds (35 portfolios).

George Rebhan (age 75, dob 7/10/1934) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	1	None.

George T. Wofford (age 70, dob 10/8/1939) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	1	None.

Interested Trustee
Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees(2)	Other Directorships Held

Joe D. Redwine(3) (age 62, dob 7/9/1947) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC since May 1991.	1	None.

Officers
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Joe D. Redwine (age 62, dob 7/9/1947) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Douglas G. Hess (age 42, dob 7/19/1967) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term since June 2003.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).

Cheryl L. King (age 48, dob 8/27/1961) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term since December 2007.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).

Michael L. Ceccato (age 52, dob 9/11/1957) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term since September 2009.	Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present); General Counsel/Controller, Steinhafels, Inc. (September 1995 to February 2008)

Jeanine M. Bajczyk, Esq. (age 44, dob 4/16/1965) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since June 2007.
Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present); Senior Counsel, Wells Fargo Funds Management, LLC (May 2005 to May 2006); Senior Counsel, Strong Financial Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC which acts as principal underwriter to the series of the Trust.

Compensation

The Independent Trustees receive an annual trustee fee of $44,000 per year with no additional fee for special meetings.  The Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at regular meetings.  This amount is allocated among each of the current series of the Trust.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(2) Paid to Trustees
Name of Independent Trustee
Walter E. Auch(3)	$687	None	None	$687

James Clayburn LaForce(3)	$687	None	None	$687

Michael D. LeRoy(4)	$1,074	None	None	$1,074

Donald E. O’Connor	$1,411	None	None	$1,411

George J. Rebhan	$1,411	None	None	$1,411

George T. Wofford	$1,411	None	None	$1,411

Name of Interested Trustee
Joe D. Redwine(5)	None	None	None	None

(1)	Represents payments made during the Fund’s fiscal year ended June 30, 2009.
(2)
There are currently numerous different portfolios comprising the Trust.  The term “Fund Complex” refers solely to the Fund and the Fund is not related to any other series of the Trust.  For the Fund’s fiscal year ended June 30, 2009, Trustees’ fees and expenses in the amount of $209,000 were allocated to the Trust.

(3)	Mr. Auch and Mr. LaForce retired from the Trust effective December 31, 2008.
(4)	Effective December 1, 2008, Michael D. LeRoy was elected by a vote of shareholders of the Trust to the position of Independent Trustee.
(5)	Effective September 1, 2008, Joe D. Redwine was elected by a vote of shareholders of the Trust to the position of Interested Trustee.

Board Committees

The Trust has four standing committees: The Audit Committee, the Qualified Legal Compliance Committee (“QLCC”), the Nominating Committee and the Valuation Committee.

The Audit Committee is comprised of all of the Independent Trustees.  It does not include any interested Trustees.  The Audit Committee typically meets once per year with respect to the various series of the Trust.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting.  During the fiscal year ended June 30, 2009, the Audit Committee met one time with respect to the Fund.

The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”).  An issuer’s attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).  During the fiscal year ended June 30, 2009, the QLCC did not meet with respect to the Fund.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  During the fiscal year ended June 30, 2009, the Nominating Committee did not meet with respect to the Fund.  Messrs. LeRoy, O’Connor, Rebhan and Wofford comprise the Nominating Committee.

The Nominating Committee will consider nominees recommended by shareholders.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 60 days’ prior to the shareholder meeting at which any such nominee would be voted on.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Trustees and representatives from the Administrator’s staff.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee meets as needed. During the fiscal year ended June 30, 2009, the Valuation Committee did not meet with respect to the Fund.

Trustee Ownership of Fund Shares and Other Interests

The following table states the dollar range of equity securities of the Fund beneficially owned by the Trustees as of December 31, 2008:

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Walter E. Auch, Independent Trustee(1)	None	None
James Clayburn LaForce, Independent Trustee(1)	None	None
Michael D. LeRoy, Independent Trustee(2)	None	None
Donald E. O’Connor, Independent Trustee	None	None
George J. Rebhan, Independent Trustee	None	None
George T. Wofford, Independent Trustee	None	None
Joe D. Redwine, Interested Trustee(3)	None	None
(1)	Messrs. Auch and LaForce retired from the Trust effective December 31, 2008.
(2)	Effective December 1, 2008, Michael D. LeRoy was elected by a vote of shareholders of the Trust to the position of Independent Trustee.
(3)	Effective September 1, 2008, Joe D. Redwine was elected by a vote of shareholders of the Trust to the position of Interested Trustee.

As of December 31, 2008, neither the Independent Trustees nor members of their immediate families, owned securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor.  Accordingly, neither the Independent Trustees nor members of their immediate families, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates.  In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.  As of September 30, 2009, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	TD Ameritrade Clearing, Inc.	NE	34.87%	Record

Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	N/A	N/A	11.14%	Record

Management Ownership Information. As of September 30, 2009, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund.

THE FUND’S INVESTMENT ADVISOR

As stated in the Prospectus, investment advisory services are provided to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust and McCarthy Group Advisors, L.L.C. (the “Advisor”), which has its principal place of business at 1125 S. 103rd Street, Suite 580, Omaha, Nebraska 68124.  The Advisor is a wholly-owned subsidiary of MGA Holdings, LLC, an asset management holding company based in Nebraska.  The Advisor acquired the advisory business of the Fund’s previous investment advisor, McCarthy Group Asset Management, Inc. (“MGAM”), and retained MGAM’s key investment personnel.  MGAM managed the Fund from the Fund’s inception through July 1, 2004.  The Advisor has managed the Fund since August 2004.  Mr. Richard L. Jarvis, the portfolio manager responsible for the day-to-day management of the Fund, owns a minority interest in MGA Holdings, LLC.

Subject to such policies as the Board may determine, the Advisor is ultimately responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies.  The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under the Advisory Agreement.  As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the annual rate of 0.75% of the Fund’s average daily net assets up to $20 million and 0.60% of the Fund’s average daily net assets over $20 million.

For the periods indicated below, the Fund paid the following fees to the Advisor:

Management Fees Paid during fiscal years ended June 30,
	2009	2008	2007
Management Fees Accrued	$251,236	$270,584	$284,599
Management Fees Waived	$(14,558)	$(1,164)	—
Management Fees Recouped	—	—	$14,793
Management Fee Paid	$236,678	$269,420	$299,392

In addition to the fees payable to the Advisor, the Fund is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian and accounting services agent; fund administration fees and related expenses; chief compliance officer fees; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV and of maintaining its books of account required under the 1940 Act, including pricing services; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; compensation and fees and expenses of members of the Board who are not members of, affiliated with or interested persons of the Advisor or Administrator; insurance premiums on property or personnel of the Fund which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Fund); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.  General expenses of the Trust are allocated among all of the series of the Trust, including the Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Board deems equitable.

Expense Limitation Provision

The Fund is responsible for its own operating expenses.  However, the Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses for shares of the Fund to 1.15% of the Fund’s average daily net assets.  The term of the Fund’s operating expense limitation agreement is indefinite and it can only be terminated upon a vote of the Board.  Any waiver(s) in management fees or payment of expenses made by the Advisor may be recouped by the Advisor in subsequent fiscal years if the Advisor so requests.  The Advisor is permitted to recoup fee waiver(s) and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid.  Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to any recoupment of fees and/or expenses.  This recoupment may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the expense limitation.

PORTFOLIO MANAGER

Mr. Richard Jarvis is the portfolio manager responsible for the day-to-day management of the Fund.  The following table shows the number of other accounts managed by Mr. Jarvis and the total assets in the accounts managed within various categories as of June 30, 2009.

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on performance	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	3	$74,646,543	1	$24,969,678
Other Accounts	24	$78,385,921	0	$0

Material Conflict of Interest.  The portfolio manager who has day-to-day management responsibilities with respect to other accounts may be presented with potential or actual conflicts of interest.

The management of other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other accounts.  In approving the Advisory Agreement, the Board was satisfied that the portfolio manager would be able to devote sufficient attention to the management of the Fund, and that the Advisor seeks to manage such competing interests for the time and attention of the portfolio manager.

With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction.  For buy or sell transactions considered simultaneously for the Fund and other accounts, orders are placed at the same time.  Client account transactions are allocated, combined or bunched with Fund transactions and different brokerage firms are used for the client and Fund transactions.  The Fund and client accounts are not invested in thinly traded or illiquid securities; therefore there would not be a conflict in fulfilling investment opportunities.

Compensation. The portfolio manager receives an annual salary in cash from the Advisor.  In setting the base salary, the Advisor’s intention is to be competitive in light of the portfolio manager’s experience and responsibilities. His compensation may also include bonus payments which are quantitatively determined, based typically on the amount of fund assets under management and a distribution of profits due to his indirect ownership interest in the Advisor. The portfolio manager does not have a deferred compensation plan. The portfolio manager participates in benefit plans and programs available generally to all employees, such as a defined contribution plan.

Securities Owned in the Fund by Portfolio Manager.  As of June 30, 2009, the portfolio manager owned the following securities in the Fund:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)
Richard Jarvis	Over $1,000,000

THE FUND’S SERVICE PROVIDERS

Pursuant to a Fund Administration Servicing Agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”), acts as administrator for the Fund.  The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield;  responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. Additionally, the Administrator provides Chief Compliance Officer services to the Trust under a separate agreement.  The cost for the Chief Compliance Officer services is allocated to the Fund by the Board.

For the periods indicated below, the Fund paid the following fees to its Administrator:

Administrator Fees Paid during fiscal years ended June 30,
2009	2008	2007
$44,249	$48,115	$50,920

Custodian and Transfer Agent

U.S. Bank National Association (the “Custodian”), 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is custodian for the securities and cash of the Fund.  Under the Custody Agreement, the Custodian holds the Fund’s portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.  The Custodian is compensated with an asset based fee plus transaction fees and is reimbursed for out-of-pocket expenses.  The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.

Gemini Fund Services, LLC, 4020 S. 147th Street, Suite 2, Omaha, Nebraska 68137, serves as Transfer Agent and Dividend Disbursing Agent for the Fund pursuant to a Transfer Agency Service Agreement.  The services to be provided under the Transfer Agency Service Agreement include, among other things, processing, purchase and redemption transactions, establishing and maintaining shareholder accounts and records, and disbursing dividends declared by the Fund.

Independent Registered Public Accounting Firm and Legal Counsel

Tait, Weller & Baker LLP, 1818 Market Street, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund whose services include auditing the Fund’s financial statements and the performance of related tax services.

Paul, Hastings, Janofsky & Walker LLP (“Paul Hastings”), 75 East 55th Street, New York, New York 10022, is counsel to the Fund and provides counsel on legal matters relating to the Fund.  Paul Hastings also serves as independent legal counsel to the Board.

THE FUND’S DISTRIBUTOR

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s distributor in a continuous public offering of the Fund’s shares, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The Distributor, Administrator and Custodian are affiliated entities under the common control of U.S. Bancorp.  The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees.  The Distribution Agreement was re-approved by the Board at a meeting held December 11, 2008.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will seek best execution.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the Financial Industry Regulatory Authority (“FINRA”) and the SEC.

While it is the Fund’s general policy to seek best execution in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with the provisions of Section 28(e) of the 1934 Act, when it is determined that one or more broker-dealers can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The Board will review quarterly the Advisor’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.  Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Fund are reasonable in relation to the benefits received by the Fund taking into account the competitive practices of the industry.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Advisor.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or funds.  In such event, the position of the Fund and such client account(s) or funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts or Funds seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts or Funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula.

For the periods indicated below, the Fund paid the following in brokerage commissions:

Aggregate Brokerage Commissions Paid during fiscal years ended June 30,
2009	2008	2007
$117,219	$102,660	$67,591

The table below indicates the portion of the Fund’s aggregate brokerage for fiscal year ended June 30, 2009 (from the table above) that was directed to brokers who, in addition to providing trade execution, also supplied the Fund with research services.

Fiscal Year Ended June 30, 2009
Dollar Value of Securities Traded	Related Soft Dollar Brokerage Commissions
$59,072,300	$106,469

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions.  See “Execution of Portfolio Transactions.”

Portfolio Turnover During fiscal years ended June 30,
2009	2008
100%	104%

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight.  The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of a Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”) which underscore the Advisor’s concern that all proxy voting decisions are made in the best interest of the Fund and that the Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.  The Advisor’s Proxy Policies are intended to serve as a guideline and to further the economic value of each mutual fund held by the Fund.  There will be regular review of this policy. Many proxy proposals will be voted in accordance with the Advisor’s established guidelines.  The Advisor recognizes that some proposals require special consideration and may dictate that the Advisor make an exception to its guidelines.  Pursuant to the Advisor’s Proxy Policies, the Advisor’s Compliance Officer has been appointed to analyze proxies and generally manage the proxy voting process.  The Compliance Officer will determine how to vote proxies for issues not specifically covered by the proxy voting guidelines.

Certain of the Advisor’s proxy voting guidelines are summarized below:

•
Routine proposals are generally those which do not change the structure, bylaws or operations of the issuer. Given the routine nature of such proposals, proxies will generally be voted in a manner recommended by management. Such issues include uncontested approval of auditors and election of directors;

•
Non-routine proposals, including those affecting corporate governance, will generally be opposed. Such issues include poison pills, cumulative voting and staggered boards.  Other non-routine proposals, including compensation and other events, will be reviewed on a case-by-case basis; and

•	Shareholder proposals, including those affecting social responsibility issues, corporate governance and other corporate events will also generally be reviewed on a case-by-case basis.

Where a proxy proposal raises a conflict of interest between the Advisor’s interest and the Fund’s interest, the Advisor will resolve the conflict by:

1.	Disclosing such conflict of interest to the Board and obtaining consent before voting the proxy.

2.	Delegating the responsibility for voting the particular proxy to the Board or such other independent third party delegated by the Board.

The Trust is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30.  The Fund’s proxy voting record is available without charge, upon request, by calling toll-free 1-866-811-0228 and on the SEC’s website at www.sec.gov.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares.  The public offering price of Fund shares is the NAV per share.  Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form.  In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern time.

The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on other days not included in that announcement.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

Automatic Investment Plan.  As discussed in the Prospectus, the Fund provides an Automatic Investment Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis.  All recordkeeping and custodial costs of the Automatic Investment Plan are paid by the Fund.  The market value of the Fund’s shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

How to Sell Shares.  You can sell your Fund shares any day the NYSE is open for regular trading.  The Fund may require documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner.  Contact the Transfer Agent for details.

Medallion Signature Guarantees.  To protect the Fund and its shareholders, a Medallion signature guarantee is required for all written redemption requests over $100,000.  Signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution.”  These include banks, broker-dealers, credit unions and savings institutions.  A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000.  Credit unions must be authorized to issue Medallion signature guarantees.  Medallion signature guarantees will be accepted from any eligible guarantor institution that participates in a Medallion signature guarantee program.  A notary public cannot provide a Medallion signature guarantee.  Certain other transactions also require a Medallion signature guarantee.

Delivery of Redemption Proceeds.  Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.  Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions.  Shareholders must have selected telephone transaction privileges on the account application when opening a Fund account.  Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including redeeming shares of the Fund and depositing monies via federal wire payment into the bank account specified in the Telephone Options section of the shareholder’s latest account application or as otherwise properly specified to the Fund in writing.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, an investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone.  In this event, you may wish to submit a written redemption request, as described in the Prospectus.  The telephone redemption privilege may be modified or terminated without notice.

Redemptions In-Kind.  The Trust has filed an election under Rule 18f-1 of the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets).  The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold.  If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Systematic Withdrawal Plan.  As discussed in the Prospectus, the Fund provides a Systematic Withdrawal Plan for the convenience of investors who wish to redeem shares of the Fund on a regular basis.  All recordkeeping and custodial costs of the Systematic Withdrawal Plan are paid by the Fund.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has approved the Anti-Money Laundering Policy (the “Policy”) of Gemini Fund Services, LLC for the Fund as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Policy provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Policy.

Procedures to implement the Policy include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Advisor and the Fund maintain portfolio holdings disclosure policies (the “Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These Policies have been approved by the Board. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  A complete list of the Fund’s portfolio holdings as of each calendar quarter-end is available upon request approximately five to ten business days after the calendar quarter end by calling 1-866-811-0228.

Pursuant to the Fund’s Policies, information about the Fund’s portfolio holdings is not distributed to any person unless:

▪	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;

▪
The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

▪
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to USBFS and the Board, attorneys, auditors or accountants;

▪	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or

▪	The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee.

Certain of the persons listed above receive information about the Fund’s portfolio holdings on an ongoing basis.  The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Fund’s shareholders. These persons are:

▪	A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

▪
Rating and/or ranking organizations, specifically: Lipper; Morningstar; S&P; Bloomberg; Vickers-Stock Research Corporation; Thomson Financial; Value Line, Inc. and Capital-Bridge, all of which currently receive such information between the fifth and tenth business day of the month following the end of a calendar quarter; or

▪
Internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: USBFS; the Board; and the Trust’s attorneys and accountants (currently, Paul Hastings and Tait, Weller & Baker LLP), all of which typically receive such information after it is generated.

Any disclosures to additional parties not described above are made with the approval of either the Trust’s Chief Compliance Officer or his or her designee, pursuant to the Fund’s Policies.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s Chief Compliance Officer, (2) by considering reports and recommendations by the Trust’s Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering  whether to approve any amendment to these Policies.  The Board reserves the right to amend the Policies at any time without prior notice in their sole discretion.

Neither the Advisor nor the Fund may receive compensation in connection with the disclosure of information about Fund portfolio securities.  In the event of a conflict between the interests of the Fund and the interests of the Advisor or an affiliated person of the Advisor, the Advisor’s Chief Compliance Officer, in consultation with the Trust’s Chief Compliance Officer, shall make a determination in the best interests of the Fund, and shall report such determination to the Advisor’s Board of Directors and to the Board at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the Advisor’s Chief Compliance Officer or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed:  Fund Administrator, Fund Accountant, Custodian, Transfer Agent, auditors, Fund counsel or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), and regulatory authorities.  Portfolio holdings information not publicly available with the SEC or through the Fund’s web site may only be provided to additional third parties, in accordance with the Policies, when the Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement.  Currently, the Fund does not disclose portfolio holdings information not publicly available to any additional parties.

In no event shall the Advisor, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

DETERMINATION OF SHARE PRICE

The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (generally, 4:00 p.m., Eastern time) each business day.  The Fund does not expect to determine the NAV of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share.  However, the NAV of the Fund’s shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board decides it is necessary.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.

The Fund’s securities, including ADRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price.  Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board.  Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written or purchased by the Fund shall be valued using composite pricing via the National Best Bid and Offer quotes.  Composite pricing looks at the last trade on the exchange where the option is traded.  If there are no trades for an option on a given business day, as of closing, the Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  For options where market quotations are not readily available, fair value shall be determined by the Trust’s Valuation Committee.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

DISTRIBUTIONS AND TAX INFORMATION

Distributions.  Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually, typically in December.  Also, the Fund expects to distribute any undistributed net investment income on or about December 31 of each year.  Any net capital gains realized through the period ended October 31 of each year will also be distributed on or about December 31 of each year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution.  In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information.  Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund has elected and intends to continue to qualify to be treated as a “regulated investment company” under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and amount and timing of distributions.  It is the Fund’s policy to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income tax or excise taxes based on net income.

In order to qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership.  The Fund must also satisfy the following two asset diversification tests.  At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  The Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.

In addition to the taxable year 90% distribution requirement described in the previous paragraph, and in order to avoid the imposition of a non-deductible 4% excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year, and (iii) any amounts from prior years that were not distributed and on which no federal income tax was paid.  The Fund intends to declare and pay dividends and other distributions, as stated in the Prospectus.  If a Fund does not qualify as a regulated investment company, it may be taxed as a corporation.

The Fund’s ordinary income generally consists of interest and dividend income, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income or qualified dividend income.  Under current law, distributions of certain qualified dividend income paid out of the Fund’s investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are currently significantly lower than the highest rate that applies to ordinary income, provided that certain holding period requirements are met.  In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend.  This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year.  The deduction, if any, may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for fewer than 46 days.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time they have held their shares.  There is no requirement that the Fund take into consideration any tax implication when implementing its investment strategy.  Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph.  Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.  Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.  Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of ordinary income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law.  If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  The Fund reserves the right to refuse to open an account for any person failing to certify the person’s taxpayer identification number.

The Fund will not be subject to corporate income tax in the State of Delaware as long as it qualifies as a regulated investment company for federal income tax purposes.  Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income, or, in the alternative, may be subject to a U.S. withholding tax at a rate of 35 percent on amounts attributable to dispositions by a Fund of U.S. real property interests (possibly including REIT stock) or to distributions received by a Fund from its REIT holdings.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change.  Any such changes could affect the validity of this discussion.  The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change.  In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.  Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.

Capital Loss Carryovers.  As of June 30, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$43,549,195
Gross tax unrealized appreciation	3,628,691
Gross tax unrealized deprecation	(5,574,316)
Net tax unrealized depreciation	(1,945,625)
Undistributed ordinary income	239,099
Undistributed long-term capital gains	—
Total distributable earnings	239,099
Other accumulated gains/losses	(2,505,452)
Total accumulated earning/(losses)	$(4,211,978)

At June 30, 2009, the Fund deferred, on a tax basis, post-October losses of $2,476,068.

At June 30, 2009, the Fund had a capital loss carryforward of $29,384, which expires in 2017.

GENERAL INFORMATION

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund.  Each share represents an interest in the Fund proportionately equal to the interest of each other share.  Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Declaration of Trust does not require the issuance of stock certificates.  If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

If they deem it advisable and in the best interests of shareholders, the Board may create additional series of shares which differ from each other only as to dividends.  The Board has created numerous series of shares, and may create additional series in the future, each of which has separate assets and liabilities.  Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

With respect to the Fund, the Trust may offer more than one class of shares.  The Trust has reserved the right to create and issue additional series or classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Currently, the Fund has only one class of shares, the Institutional Class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable.  Shares have no pre-emptive or conversion rights.  Shares, when issued, are fully paid and non-assessable, except as set forth below.  Shareholders are entitled to one vote for each share held.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.  Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting.  No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.  The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record.  Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated any time by vote of a majority of shares of that series or class or by the Trustees by written notice to the Shareholders of that series or class.  Unless each series is so terminated, the Trust will continue indefinitely.

The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities.

The Trust, the Advisor and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, access persons of the Advisor and Distributor to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

The Annual Report for the Fund for the fiscal year ended June 30, 2009, is a separate document supplied upon request and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI.

APPENDIX A

CORPORATE BOND RATINGS

Moody’s Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospectus of ever attaining any real investment standing.  Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.  The modified 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Ratings Group

AAA: Bonds rated AAA are highest grade debt obligations.  This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal BB indicates the least degree of speculation and C the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing with the major categories.

APPENDIX B

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Prime-1--Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations.  “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group

A-1--This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1”.

PART C

ADVISORS SERIES TRUST

(McCarthy Multi-Cap Stock Fund)

OTHER INFORMATION

Item 28.  Exhibits

(a)	Agreement and Declaration of Trust dated October 3, 1996, was previously filed with the Trust’s Registration Statement on Form N-1A on December 6, 1996, and is incorporated herein by reference.

(b)
By-laws. Amended and Restated By-Laws dated June 27, 2002, were previously filed with Post-Effective Amendment No. 113 to the Trust’s Registration Statement on Form N-1A on January 28, 2003, and are incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders were incorporated by reference into the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws.

(d)
Investment Advisory Contract.  Investment Advisory Agreement was previously filed with Post-Effective Amendment No. 251 to the Registration Statement on Form N-1A on October 23, 2007, and is incorporated herein by reference.

(i)
Amended Schedule A to Investment Advisory Agreement was previously filed with Post-Effective Amendment No. 251 to the Registration Statement on Form N-1A on October 23, 2007, and is incorporated herein by reference.

(e)	Distribution Agreement was previously filed with Post-Effective Amendment No. 273 to the Registration Statement on Form N-1A on October 27, 2008, and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – not applicable.

(g)
Custodian Agreements.  Custody Agreement was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N-1A on June 28, 2006, and is incorporated herein by reference.

(h)	Other Material Contracts

(i)
Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N-1A on June 28, 2006, and is incorporated herein by reference.

(ii)	Transfer Agency Service Agreement was previously filed with Post-Effective Amendment No. 273 to the Registration Statement on Form N-1A on October 27, 2008, and is incorporated herein by reference.

(A)
Addendum to Transfer Agency Service Agreement was previously filed with Post-Effective Amendment No. 273 to the Registration Statement on Form N-1A on October 27, 2008, and is incorporated herein by reference.

(iii)
Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N-1A on June 28, 2006, and is incorporated herein by reference.

(iv)
Operating Expenses Limitation Agreement was previously filed with Post-Effective Amendment No. 251 to the Registration Statement on Form N-1A on October 23, 2007, and is incorporated herein by reference.

(A)
Amended Appendix A to Operating Expenses Limitation Agreement was previously filed with Post-Effective Amendment No. 251 to the Registration Statement on Form N-1A on October 23, 2007, and is incorporated herein by reference.

(v)	Power of Attorney was previously filed with Post-Effective Amendment No. 275 to the Trust’s Registration Statement on Form N-1A on January 23, 2009, and is incorporated herein by reference.

(i)	Legal Opinion was previously filed with Post-Effective Amendment No. 98 to the Registration Statement on Form N-1A on June 7, 2002, and is incorporated herein by reference.

(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)	Omitted Financial Statements – not applicable.

(l)
Initial Capital Agreements.  Subscription Agreements were previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A on February 28, 1997, and are incorporated herein by reference.

(m)	Rule 12b-1 Plan – not applicable.

(n)	Rule 18f-3 Plan – not applicable.

(o)	Reserved.

(p)	Codes of Ethics.

(i)
Code of Ethics for Registrant was previously filed with Post-Effective Amendment No. 257 to the Trust’s Registration Statement on Form N-1A on January 28, 2008, and is incorporated herein by reference.

(ii)
Code of Ethics for the Advisor (dated August 2008) was previously filed with Post-Effective Amendment No. 273 to the Registration Statement on Form N-1A on October 27, 2008, and is incorporated herein by reference.

(iii)
Code of Ethics for Access Persons of Quasar Distributors, LLC was previously filed with Post-Effective Amendment No. 257 to the Trust’s Registration Statement on Form N-1A on January 28, 2008, and is incorporated herein by reference.

Item 29.  Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification.

Reference is made to Article VII of the Registrant’s Declaration of Trust, Article VI of Registrant’s Amended and Restated By-Laws and Paragraph 7 of the Distribution Agreement.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.  Business and Other Connections of the Investment Adviser.

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-63410), dated August 13, 2009.  The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.                      Principal Underwriter.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jacob Internet Fund, Inc.
Advisors Series Trust	Jensen Portfolio, Inc.
Allied Asset Advisors Funds	Keystone Mutual Funds
Alpine Equity Trust	Kiewit Investment Fund, LLLP
Alpine Income Trust	Kirr Marbach Partners Funds, Inc.
Alpine Series Trust	LKCM Funds
Artio Global Equity Fund, Inc.	Masters' Select Funds Trust
Artio Global Investment Funds	Matrix Advisors Value Fund, Inc.
Brandes Investment Trust	Monetta Fund, Inc.
Brandywine Blue Fund, Inc.	Monetta Trust
Brazos Mutual Funds	MP63 Fund, Inc.
Bridges Investment Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds, Inc.
Country Mutual Funds Trust	Perritt Funds, Inc.
Empiric Funds, Inc.	Perritt Microcap Opportunities Fund, Inc.

First American Funds, Inc.	Primecap Odyssey Funds
First American Investment Funds, Inc.	Professionally Managed Portfolios
First American Strategy Funds, Inc.	Prospector Funds, Inc.
Fort Pitt Capital Funds	Purisima Funds
Glenmede Fund, Inc.	Quaker Investment Trust
Glenmede Portfolios	Rainier Investment Management Mutual Funds
Greenspring Fund, Inc.	Rockland Funds Trust
Guinness Atkinson Funds	Thompson Plumb Funds, Inc.
Harding Loevner Funds, Inc.	TIFF Investment Program, Inc.
Hennessy Funds Trust	Trust for Professional Managers
Hennessy Funds, Inc.	USA Mutuals Funds
Hennessy Mutual Funds, Inc.	Wexford Trust
Hotchkis & Wiley Funds	Wisconsin Capital Funds, Inc.
Intrepid Capital Management Funds Trust	WY Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Eric W. Falkeis(1)	Board Member	None
Susan LaFond(1)	Treasurer	None
Teresa Cowan(1)	Assistant Secretary	None
(1)This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. (2)This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.

(c)                          Not applicable.

Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Transfer Agent	Gemini Fund Services, LLC 4020 S. 147th Street, Suite 2 Omaha, Nebraska 68137
Registrant’s Custodian	U.S. Bank National Association 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Advisor	McCarthy Group Advisors, L.L.C. 1125 S. 103rd Street, Suite 580 Omaha, Nebraska 68124-6019
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street, 4th Floor Milwaukee, WI 53202

Item 34.  Management Services Not Discussed in  Parts A and B.

Not Applicable.

Item 35.  Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 296 to its Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 296 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 28th day of October, 2009.

Advisors Series Trust

By:  /s/ Douglas G. Hess
Douglas G. Hess
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 296 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Michael D. LeRoy*	Trustee	October 28, 2009
Michael D. LeRoy

Donald E. O’Connor*	Trustee	October 28, 2009
Donald E. O’Connor

George J. Rebhan*	Trustee	October 28, 2009
George J. Rebhan

George T. Wofford*	Trustee	October 28, 2009
George T. Wofford

Joe D. Redwine*	Trustee, Chairman and Chief	October 28, 2009
Joe D. Redwine	Executive Officer

/s/ Cheryl L. King	Treasurer and Principal	October 28, 2009
Cheryl L. King	Financial Officer

/s/ Douglas G. Hess	President and Principal	October 28, 2009
Douglas G. Hess	Executive Officer

*By: /s/ Douglas G. Hess
Douglas G. Hess Attorney-In Fact pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Independent Registered Public Accounting Firm	EX-99.j.